                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of NationsBank Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints Paul J. Polking and Charles M. Berger, and each of them acting individually, its, his and her true and lawful attorneys, with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-3 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of up to $3,000,000,000 in aggregate initial offering price of (i) NationsBank Corporation's unsecured debt securities, which may be either senior or subordinated and which may include medium-term notes and debt denominated in foreign currencies, (ii) shares of NationsBank Corporation preferred stock, which may be represented by depositary shares, and (iii) shares of NationsBank Corporation common stock (the debt securities, preferred stock and common stock hereinafter collectively referred to as the "Securities"), which Securities may be offered separately or together, in separate series and in amounts, at prices and on terms to be determined at the time of sale, all as authorized by the Board of Directors of NationsBank Corporation as of September 25, 1996, and all documents in support thereof or supplemental thereto and any and all amendments, including any and all pre-effective and post-effective amendments, to the foregoing (hereinafter collectively called the "Registration Statement"); and
(b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations and requirements as may be applicable; and each of NationsBank Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as NationsBank Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of NationsBank Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

     IN WITNESS WHEREOF, NationsBank Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.
                                                 NATIONSBANK CORPORATION
                                                       (Registrant)

                                          By: /s/      HUGH L. MCCOLL, JR.

                                                    HUGH L. MCCOLL, JR.
                                                 CHAIRMAN OF THE BOARD AND
                                                  CHIEF EXECUTIVE OFFICER

                                          Dated: September 25, 1996

                      SIGNATURE                                             TITLE                               DATE

         /s/             HUGH L. MCCOLL, JR.            Chairman of the Board, Chief Executive Officer   September 25, 1996
                                                          and Director (Principal Executive Officer)
                (HUGH L. MCCOLL, JR.)

         /s/              JAMES H. HANCE, JR.           Vice Chairman and Chief Financial Officer        September 25, 1996
                                                          (Principal Financial Officer)
                (JAMES H. HANCE, JR.)

           /s/                 MARC D. OKEN             Executive Vice President and Chief               September 25, 1996
                                                          Accounting Officer (Principal
                    (MARC D. OKEN)                        Accounting Officer)

                      SIGNATURE                                             TITLE                               DATE

          /s/               RONALD W. ALLEN             Director                                         September 25, 1996
                  (RONALD W. ALLEN)

          /s/               RAY C. ANDERSON             Director                                         September 25, 1996
                  (RAY C. ANDERSON)

         /s/            WILLIAM M. BARNHARDT            Director                                         September 25, 1996
                (WILLIAM M. BARNHARDT)

                                                        Director                                         September 25, 1996
                  (THOMAS E. CAPPS)

          /s/              CHARLES W. COKER             Director                                         September 25, 1996
                  (CHARLES W. COKER)

          /s/              THOMAS G. COUSINS            Director                                         September 25, 1996
                 (THOMAS G. COUSINS)

          /s/               ALAN T. DICKSON             Director                                         September 25, 1996
                  (ALAN T. DICKSON)

                                                        Director                                         September 25, 1996
                 (W. FRANK DOWD, JR.)

           /s/                  PAUL FULTON             Director                                         September 25, 1996
                    (PAUL FULTON)

          /s/              TIMOTHY L. GUZZLE            Director                                         September 25, 1996
                 (TIMOTHY L. GUZZLE)

          /s/                 W. W. JOHNSON             Director                                         September 25, 1996
                   (W. W. JOHNSON)

          /s/                JOHN J. MURPHY             Director                                         September 25, 1996
                   (JOHN J. MURPHY)

          /s/                 JOHN C. SLANE             Director                                         September 25, 1996
                   (JOHN C. SLANE)

           /s/                 JOHN W. SNOW             Director                                         September 25, 1996
                    (JOHN W. SNOW)

         /s/            MEREDITH R. SPANGLER            Director                                         September 25, 1996
                (MEREDITH R. SPANGLER)

          /s/              ROBERT H. SPILMAN            Director                                         September 25, 1996
                 (ROBERT H. SPILMAN)

                      SIGNATURE                                             TITLE                               DATE

           /s/              RONALD TOWNSEND             Director                                         September 25, 1996
                  (RONALD TOWNSEND)

         /s/              E. CRAIG WALL, JR.            Director                                         September 25, 1996
                 (E. CRAIG WALL, JR.)

          /s/                JACKIE M. WARD             Director                                         September 25, 1996
                   (JACKIE M. WARD)

         /s/              VIRGIL R. WILLIAMS            Director                                         September 25, 1996
                 (VIRGIL R. WILLIAMS)